FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


Available Amount to Note Holders:                                                              8,982,151.79

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)   Aggregate of:
         (a) Unreimbursed Servicer Advances                                                    2,208,058.37
         (b) Servicer Fees from current and prior Collection Period                               65,164.40
         (c) Servicing Charges inadvertantly deposited in Collection Account                             --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                             16,411.60
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                         --
         Class A-2 Note Interest                                                                  79,940.33
         Class A-3 Note Interest                                                                 238,484.95
         Class A-4 Note Interest                                                                 331,522.69

(viii)  Class B-1 Note Interest                                                                   18,705.15
(ix)    Class B-2 Note Interest                                                                   12,117.57
(x)     Class B-3 Note Interest                                                                   15,907.02
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
         Class A-1 Principal Distribution Amount                                                         --
         Class A-2 Principal Distribution Amount                                               5,686,380.62
         Class A-3 Principal Distribution Amount                                                         --
         Class A-4 Principal Distribution Amount                                                         --
(xii)   Note Insuer Reimbursement Amount                                                                 --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            123,616.97
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             61,808.48
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            123,616.97
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii) Remaining Amount to Residual Holder                                                            0.00


        Reviewed By:



        ------------------------------------------------------------------------
        E. Roger Gebhart
        Executive Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2000


                    Initial        Beginning        Base        Additional      Total        Ending             Ending
                   Principal       Principal      Principal     Principal     Principal     Principal        Certificate
     Class          Balance         Balance     Distribution  Distribution  Distribution     Balance            Factor
     -----      --------------  --------------  ------------  ------------  ------------  --------------  -------------------
Class A-1        70,687,140.00              --            --            --            --              --            0.0000000
Class A-2        53,856,869.00   17,473,295.32  5,686,380.62            --  5,686,380.62   11,786,914.70            0.2188563
Class A-3        52,510,447.00   52,510,447.00            --            --            --   52,510,447.00            1.0000000
Class A-4        70,687,140.00   70,687,140.00            --            --            --   70,687,140.00            1.0000000
                --------------  --------------  ------------  ------------  ------------  --------------  -------------------
 Total Class A  247,741,596.00  140,670,882.32  5,686,380.62            --  5,686,380.62  134,984,501.70            0.5448601

Class B-1         5,385,687.00    3,058,062.73    123,616.97            --    123,616.97    2,934,445.76            0.5448601
Class B-2         2,692,843.00    1,529,031.08     61,808.48            --     61,808.48    1,467,222.61            0.5448601
Class B-3         5,385,687.00    3,058,062.74    123,616.97            --    123,616.97    2,934,445.76            0.5448601
                --------------  --------------  ------------  ------------  ------------  --------------
 Total          261,205,813.00  148,316,038.87  5,995,423.04            --  5,995,423.04  142,320,615.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2000                                   3,835,126.47
     Investment earnings on amounts in Collection Account                                  14,071.36
     Payments due Collection Account from last 3 business days of Collection Period     1,687,113.11
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     3,445,840.85
                                                                                        ------------
      Available Funds on Payment Date                                                   8,982,151.79
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              8,982,151.79
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              8,982,151.79
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                 2,208,058.37
     Unreimbursed Servicer Advances paid                                                2,208,058.37
                                                                                        ------------
      Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              6,774,093.42
SERVICER FEES
     Servicer Fees due                                                                     65,164.40
     Servicer Fees paid                                                                    65,164.40
                                                                                        ------------
      Servicer Fees remaining unpaid                                                              --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              6,708,929.02
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              6,708,929.02
PREMIUM AMOUNT
     Premium Amount due                                                                    16,411.60
     Premium Amount paid                                                                   16,411.60
                                                                                        ------------
      Premium Amount remaining unpaid                                                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              6,692,517.41
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
      Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               6,692,100.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                 --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                             75,000.00
                                                                              --------------
     Total Indenture Trustee Expenses paid                                                --
                                                                              --------------
      Indenture Trustee Expenses unpaid                                                   --

 REMAINING AVAILABLE FUNDS                                                      6,692,100.75
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                              --
     Class A-2 Note Interest                                                       79,940.33
     Class A-3 Note Interest                                                      238,484.95
     Class A-4 Note Interest                                                      331,522.69
                                                                              --------------
      Total Class A Interest due                                                  649,947.96
                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                      6,042,152.79
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                   18,705.15
     Class B-1 Note Interest paid                                                  18,705.15
                                                                              --------------
      Class B-1 Note Interest remaining unpaid                                            --
                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                      6,023,447.64
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                   12,117.57
     Class B-2 Note Interest paid                                                  12,117.57
                                                                              --------------
      Class B-2 Note Interest remaining unpaid                                            --
                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                      6,011,330.07
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                   15,907.02
     Class B-3 Note Interest paid                                                  15,907.02
                                                                              --------------
      Class B-3 Note Interest remaining unpaid                                            --
                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                      5,995,423.04
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                             5,686,380.62
     Class A Note Principal Balance as of preceding Payment Date              140,670,882.32
                                                                              --------------
     Class A Base Principal Distribution Amount paid                            5,686,380.62
                                                                              --------------
      Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                        --
     Class A-1 Base Principal Distribution Amount paid                                    --
                                                                              --------------
      Class A-1 Note Principal Balance after distribution on Payment Date                 --
                                                                              --------------

     Remaining Class A Base Principal Distribution Amount                       5,686,380.62
                                                                              --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date            17,473,295.32
     Class A-2 Base Principal Distribution Amount paid                         5,686,380.62
                                                                              -------------
      Class A-2 Note Principal Balance after distribution on Payment Date     11,786,914.70

     Remaining Class A Base Principal Distribution Amount                                --
                                                                              -------------

     Class A-3 Note Principal Balance as of preceding Payment Date            52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                   --
                                                                              -------------
      Class A-3 Note Principal Balance after distribution on Payment Date     52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                --
                                                                              -------------

     Class A-4 Note Principal Balance as of preceding Payment Date            70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                   --
                                                                              -------------
      Class A-4 Note Principal Balance after distribution on Payment Date     70,687,140.00

 REMAINING AVAILABLE FUNDS                                                       309,042.42

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                --
     Note Insuer Reimbursement Amount paid                                               --
                                                                              -------------
     Note Insuer Reimbursement Amount remaining unpaid                                   --
 REMAINING AVAILABLE FUNDS                                                       309,042.42

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date             3,058,062.73
     Class B-1 Base Principal Distribution due                                   123,616.97
     Class B-1 Base Principal Distribution paid                                  123,616.97
                                                                              -------------
      Class B-1 Base Principal Distribution remaining unpaid                             --
      Class B-1 Note Principal Balance after distribution on Payment Date      2,934,445.76

 REMAINING AVAILABLE FUNDS                                                       185,425.45

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date             1,529,031.08
     Class B-2 Base Principal Distribution due                                    61,808.48
     Class B-2 Base Principal Distribution paid                                   61,808.48
                                                                              -------------
      Class B-2 Base Principal Distribution remaining unpaid                             --
      Class B-2 Note Principal Balance after distribution on Payment Date      1,467,222.61
 REMAINING AVAILABLE FUNDS                                                       123,616.98
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date             3,058,062.74
     Class B-3 Base Principal Distribution due                                   123,616.97
     Class B-3 Base Principal Distribution paid                                  123,616.97
                                                                               ------------
      Class B-3 Base Principal Distribution remaining unpaid                             --
      Class B-3 Note Principal Balance after distribution on Payment Date      2,934,445.76
 REMAINING AVAILABLE FUNDS                                                             0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
      Remaining Indenture Trustee Expenses unpaid                                        --
 REMAINING AVAILABLE FUNDS                                                             0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
 REMAINING AVAILABLE FUNDS                                                             0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 156,394,568.87
      ADCPB, end of Collection Period                                       150,399,145.83
                                                                            --------------
       Base Principal Amount                                                  5,995,423.04

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         4,070,787.85
      Servicing Advances collected during the current Collection Period       1,862,729.48
                                                                            --------------
       Unreimbursed Servicing Advances as of current Determination Date       2,208,058.37


CALCULATION OF INTEREST DUE

                  Beginning                            Current                         Total
                  Principal           Interest        Interest        Overdue        Interest
  Class            Balance              Rate             Due          Interest          Due
  -----       ----------------      ------------      ----------     ----------     ----------
Class A-1                   --            5.2150%             --             --             --
Class A-2        17,473,295.32            5.4900%      79,940.33             --      79,940.33
Class A-3        52,510,447.00            5.4500%     238,484.95             --     238,484.95
Class A-4        70,687,140.00            5.6280%     331,522.69             --     331,522.69
Class B-1         3,058,062.73            7.3400%      18,705.15             --      18,705.15
Class B-2         1,529,031.08            9.5100%      12,117.57             --      12,117.57
Class B-3         3,058,062.74            6.2420%      15,907.02             --      15,907.02
              ----------------      ------------      ----------     ----------     ----------
                148,316,038.87            5.6367%     696,677.70             --     696,677.70


CALCULATION OF PRINCIPAL DUE

               Base           Base                             Total
             Principal      Principal         Overdue        Principal
  Class     Amount Pct.      Amount          Principal          Due
  -----     -----------   ------------     ------------     ------------
Class A       94.845%     5,686,380.62               --     5,686,380.62
Class B-1      2.062%       123,616.97               --       123,616.97
Class B-2      1.031%        61,808.48               --        61,808.48
Class B-3      2.062%       123,616.97               --       123,616.97
                          ------------     ------------     ------------
                          5,995,423.04               --     5,995,423.04


CALCULATION OF SERVICER FEE
ADCPB as of the prior Calculation Date      156,394,568.87
Servicer Fee Rate                                    0.500%
One-twelfth                                           1/12
                                           ---------------
Servicer Fee due current period                  65,164.40
Prior Servicer Fee arrearage                            --
                                           ---------------
Servicer Fee due                                 65,164.40

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period      140,670,882.32
     Premium Rate                                                                             0.140%
     One-twelfth                                                                               1/12
                                                                                    ---------------
     Premium Amount due Current Period                                                    16,411.60
     Prior Premium Amount arrearage                                                              --
                                                                                    ---------------
      Total Premium Amount due                                                            16,411.60


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                416.67
     Prior Indenture Trustee Fee arrearage                                                       --
                                                                                    ---------------
     Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                              --
     Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                    ---------------
     Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                       --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                    ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                                  Yes/No
                                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                                      No
     B) Note Insuer has Made a Payment (Yes/No)                                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                             No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                  Yes/No
                                                                                                                  ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be
     made under the terms of such Notes or the Indenture when due; and,                                             No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
     Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the
     Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3
     Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                     Event                                            Yes/No
   ---------   --------------------------------------------------------------------------        ------
   6.01(i)     Failure to make payment required                                                     No
   6.01(ii)    Failure to submit Monthly Statement                                                  No
   6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                  No
   6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                        No
   6.01(v)     Servicer files a voluntary petition for bankruptcy                                   No
   6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or          No
               dismissed within 60 days                                                             No
   6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement            No
   6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


Available Amount to Note Holders:                                                                 7,514,611.41

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                              --
(iii)    Aggregate of:
          (a) Unreimbursed Servicer Advances                                                         14,469.98
          (b) Servicer Fees from current and prior Collection Period                                 81,235.12
          (c) Servicing Charges inadvertantly deposited in Collection Account                               --
(iv)     Premium Amount due on Payment Date and unpaid Premium Amounts                               20,559.00
(v)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                           --
          Class A-2 Note Interest                                                                   199,976.96
          Class A-3 Note Interest                                                                   221,916.32
          Class A-4 Note Interest                                                                   401,672.54

(viii)   Class B-1 Note Interest                                                                     21,101.71
(ix)     Class B-2 Note Interest                                                                     15,946.00
(x)      Class B-3 Note Interest                                                                     12,625.91
(xi)     Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                           --
          Class A-2 Principal Distribution Amount                                                 6,236,587.94
          Class A-3 Principal Distribution Amount                                                           --
          Class A-4 Principal Distribution Amount                                                           --
(xii)    Note Insurer Reimbursement Amount                                                                  --
(xiii)   Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              135,578.01
(xiv)    Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               67,789.01
(xv)     Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               84,736.25
(xvi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)   Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)  Remaining Amount to Residual Holder                                                                --


         Reviewed By:



         ----------------------------------------------------------------------
         E. Roger Gebhart
         Executive Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2000


                     Initial         Beginning         Base        Additional       Total          Ending          Ending
                    Principal        Principal       Principal      Principal     Principal       Principal      Certificate
     Class           Balance          Balance      Distribution   Distribution   Distribution      Balance         Factor
     -----       --------------   --------------   ------------   ------------   ------------   --------------   -----------
Class A-1         70,688,994.00               --             --             --             --               --     0.0000000
Class A-2         57,258,085.00    44,031,623.80   6,236,587.94             --   6,236,587.94    37,795,035.86     0.6600821
Class A-3         48,068,516.00    48,068,516.00             --             --             --    48,068,516.00     1.0000000
Class A-4         84,119,903.00    84,119,903.00             --             --             --    84,119,903.00     1.0000000
                 --------------   --------------   ------------   ------------   ------------   --------------   -----------
 Total Class A   260,135,498.00   176,220,042.80   6,236,587.94             --   6,236,587.94   169,983,454.86     0.6534420

Class B-1          5,655,120.00     3,830,870.82     135,578.01             --     135,578.01     3,695,292.81     0.6534420
Class B-2          2,827,560.00     1,915,435.41      67,789.01             --      67,789.01     1,847,646.40     0.6534420
Class B-3          3,534,450.00     2,394,294.26      84,736.25             --      84,736.25     2,309,558.01     0.6534420
                 --------------   --------------   ------------   ------------   ------------   --------------
 Total           272,152,628.00   184,360,643.29   6,524,691.21             --   6,524,691.21   177,835,952.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2000                                   951,509.58
     Investment earnings on amounts in Collection Account                                10,127.28
     Payments due Collection Account from last 3 business days of Collection Period   1,333,017.48
     Additional contribution for terminated trade-ups and rebooked leases                       --
     Servicer Advance on current Determination Date                                   5,219,957.07
                                                                                      ------------
      Available Funds on Payment Date                                                 7,514,611.41
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            7,514,611.41
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            7,514,611.41
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                  14,469.98
     Unreimbursed Servicer Advances paid                                                 14,469.98
                                                                                      ------------
      Unreimbursed Servicer Advances remaining unpaid                                           --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            7,500,141.43
SERVICER FEES
     Servicer Fees due                                                                   81,235.12
     Servicer Fees paid                                                                  81,235.12
                                                                                      ------------
      Servicer Fees remaining unpaid                                                            --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            7,418,906.31
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            7,418,906.31
PREMIUM AMOUNT
     Premium Amount due                                                                  20,559.00
     Premium Amount paid                                                                 20,559.00
                                                                                      ------------
      Premium Amount remaining unpaid                                                           --
                                                                                      ------------
 REMAINING AVAILABLE FUNDS                                                            7,398,347.31
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
      Indenture Trustee Fee remaining unpaid                                                    --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,397,930.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                               --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                           75,000.00
                                                                            --------------
     Total Indenture Trustee Expenses paid                                              --
                                                                            --------------
      Indenture Trustee Expenses unpaid                                                 --

 REMAINING AVAILABLE FUNDS                                                    7,397,930.64
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                            --
     Class A-2 Note Interest                                                    199,976.96
     Class A-3 Note Interest                                                    221,916.32
     Class A-4 Note Interest                                                    401,672.54
                                                                            --------------
      Total Class A Interest due                                                823,565.81
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,574,364.83
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                 21,101.71
     Class B-1 Note Interest paid                                                21,101.71
                                                                            --------------
      Class B-1 Note Interest remaining unpaid                                          --
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,553,263.12
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                 15,946.00
     Class B-2 Note Interest paid                                                15,946.00
                                                                            --------------
      Class B-2 Note Interest remaining unpaid                                          --
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,537,317.12
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                 12,625.91
     Class B-3 Note Interest paid                                                12,625.91
                                                                            --------------
      Class B-3 Note Interest remaining unpaid                                          --
                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                    6,524,691.21
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                           6,236,587.94
     Class A Note Principal Balance as of preceding Payment Date            176,220,042.80
                                                                            --------------
     Class A Base Principal Distribution Amount paid                          6,236,587.94
                                                                            --------------
      Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                      --
     Class A-1 Base Principal Distribution Amount paid                                  --
                                                                            --------------
      Class A-1 Note Principal Balance after distribution on Payment Date               --

     Remaining Class A Base Principal Distribution Amount                     6,236,587.94
                                                                            --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date          44,031,623.80
     Class A-2 Base Principal Distribution Amount paid                       6,236,587.94
                                                                            -------------
      Class A-2 Note Principal Balance after distribution on Payment Date   37,795,035.86

     Remaining Class A Base Principal Distribution Amount                              --
                                                                            -------------

     Class A-3 Note Principal Balance as of preceding Payment Date          48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                 --
                                                                            -------------
      Class A-3 Note Principal Balance after distribution on Payment Date   48,068,516.00

     Remaining Class A Base Principal Distribution Amount                              --
                                                                            -------------

     Class A-4 Note Principal Balance as of preceding Payment Date          84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                 --
                                                                            -------------
      Class A-4 Note Principal Balance after distribution on Payment Date   84,119,903.00

 REMAINING AVAILABLE FUNDS                                                     288,103.27

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                              --
     Note Insuer Reimbursement Amount paid                                             --
                                                                            -------------
     Note Insuer Reimbursement Amount remaining unpaid                                 --
 REMAINING AVAILABLE FUNDS                                                     288,103.27

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date           3,830,870.82
     Class B-1 Base Principal Distribution due                                 135,578.01
     Class B-1 Base Principal Distribution paid                                135,578.01
                                                                            -------------
      Class B-1 Base Principal Distribution remaining unpaid                           --
      Class B-1 Note Principal Balance after distribution on Payment Date    3,695,292.81

 REMAINING AVAILABLE FUNDS                                                     152,525.26

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date           1,915,435.41
     Class B-2 Base Principal Distribution due                                  67,789.01
     Class B-2 Base Principal Distribution paid                                 67,789.01
                                                                            -------------
      Class B-2 Base Principal Distribution remaining unpaid                           --
      Class B-2 Note Principal Balance after distribution on Payment Date    1,847,646.40
 REMAINING AVAILABLE FUNDS                                                      84,736.25
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date           2,394,294.26
     Class B-3 Base Principal Distribution due                                  84,736.26
     Class B-3 Base Principal Distribution paid                                 84,736.25
                                                                             ------------
      Class B-3 Base Principal Distribution remaining unpaid                         0.00
      Class B-3 Note Principal Balance after distribution on Payment Date    2,309,558.01
 REMAINING AVAILABLE FUNDS                                                             --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                             ------------
      Remaining Indenture Trustee Expenses unpaid                                      --
 REMAINING AVAILABLE FUNDS                                                             --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                             ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
 REMAINING AVAILABLE FUNDS                                                             --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               194,964,281.38
      ADCPB, end of Collection Period                                     188,439,590.17
                                                                          --------------
       Base Principal Amount                                                6,524,691.21

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       5,698,370.95
      Servicing Advances collected during the current Collection Period     5,683,900.97
                                                                          --------------
       Unreimbursed Servicing Advances as of current Determination Date        14,469.98


CALCULATION OF INTEREST DUE

                Beginning                         Current                    Total
                Principal         Interest       Interest     Overdue       Interest
  Class          Balance            Rate            Due       Interest        Due
  -----     ----------------    ------------    ----------   ----------   ----------
Class A-1                 --          4.9670%           --           --           --
Class A-2      44,031,623.80          5.4500%   199,976.96           --   199,976.96
Class A-3      48,068,516.00          5.5400%   221,916.32           --   221,916.32
Class A-4      84,119,903.00          5.7300%   401,672.54           --   401,672.54
Class B-1       3,830,870.82          6.6100%    21,101.71           --    21,101.71
Class B-2       1,915,435.41          9.9900%    15,946.00           --    15,946.00
Class B-3       2,394,294.26          6.3280%    12,625.91           --    12,625.91
            ----------------    ------------    ----------   ----------   ----------
              184,360,643.29          5.6839%   873,239.44           --   873,239.44


CALCULATION OF PRINCIPAL DUE


             Base         Base                          Total
           Principal    Principal      Overdue       Principal
  Class   Amount Pct.    Amount       Principal         Due
  -----   ----------  ------------   ------------   ------------
Class A     95.584%   6,236,587.94             --   6,236,587.94
Class B-1    2.078%     135,578.01             --     135,578.01
Class B-2    1.039%      67,789.01             --      67,789.01
Class B-3    1.299%      84,736.26             --      84,736.26
                      ------------   ------------   ------------
                      6,524,691.21             --   6,524,691.21


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date      194,964,281.38
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                  81,235.12
      Prior Servicer Fee arrearage                            --
                                                 ---------------
      Servicer Fee due                                 81,235.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      176,220,042.80
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    20,559.00
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
       Total Premium Amount due                                                            20,559.00

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Event of Servicer Termination (Yes/No)                                                                            No
     B) Note Insuer has Made a Payment (Yes/No)                                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                      No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be
     made under the terms of such Notes or the Indenture when due; and,                                                   No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal No due on the Outstanding Notes as of such Payment Date to the extent that sufficient
     Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the
     Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3
     Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                    No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                     Event                                            Yes/No
      --------   ----------------------------------------------------------------------------      ------
     6.01(i)     Failure to make payment required                                                     No
     6.01(ii)    Failure to submit Monthly Statement                                                  No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                  No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                        No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                   No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement            No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 2000


Gross Charge Event Calculation:

                                                      Result
                                                      ------
Gross Charge Off Ratio Current Period                   0.69%
Gross Charge Off Ratio Prior Period                    (0.04)%
Gross Charge Off Ratio Second Prior Period              0.88%
                                                        ----
Average of Gross Charge Off Ratio for Three Periods     0.51%
Maximum Allowed                                         2.50%

Gross Charge Off Ratio:

                          ADCPB of                                                   Gross Charge Off Ratio
                       All Defaulted      Less                        End of Month       Charge Offs/
                         Contracts     Recoveries    Charge Offs         ADCPB             ADCPB
                       -------------   ----------    -----------     --------------  ----------------------
Current Period          196,865.72      88,723.09     108,142.63     188,439,590.17               0.69%
Prior Period             30,728.79      36,506.73      (5,777.94)    194,964,281.38              (0.04)%
Second Prior Period     251,656.12     104,454.27     147,201.85     201,313,623.21               0.88%


Delinquency Event Calculation:

                                               Results
                                               -------
Delinquency Trigger Ratio Current Period          4.79%
Delinquency Trigger Ratio Prior Period            5.07%
Delinquency Trigger Ratio Second Prior Period     4.99%
                                                  ----
Average of Delinquency Trigger Ratios             4.95%
Maximum Allowed                                   7.50%

Delinquency Trigger Ratio:

                              A                 B                  A/B
                              -                 -                  ---
                           ADCPB of         ADCPB of
                      Contract > 30 Days  All Contracts      Delinquency Trigger
                           Past Due      As of Month-End           Ratio:
                      ------------------ -----------------   -------------------
Current Period           9,237,227.37     192,913,932.05               4.79%
Prior Period             9,877,273.89     194,964,281.38               5.07%
Second Prior Period     10,244,680.40     205,144,240.48               4.99%

                           ADCPB         Delinquency Ratio
                        -----------      -----------------
Current                 183,676,705           95.21%
31-60 Days Past Due       5,535,527            2.87%
61-90 Days Past Due       1,591,834            0.83%
91+ Days Past Due         2,109,866            1.09%
                        -----------          ------
TOTAL                   192,913,932          100.00%

Substitution Limits

ADCPB as of Cut-Off Date                     226,204,781.43
Maximum Substitution (10% of Initial)         22,620,478.14

Prior month Cumulative ADCPB Substituted      13,856,809.56
Current month ADCPB Substituted                1,116,207.86
                                             --------------
Cumulative ADCPB Substituted                  14,973,017.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


Available Amount to Note Holders:                                                          5,071,180.65
Reserve Account balance, beginning                                                         1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)    Aggregate of:
         (a) Unreimbursed Servicer Advances                                                1,062,651.37
         (b) Servicer Fees from current and prior Collection Period                           63,402.62
         (c) Servicing Charges inadvertantly deposited in Collection Account                         --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                              37,173.28
         Class A-2 Note Interest                                                             172,031.87
         Class A-3 Note Interest                                                             105,098.57
         Class A-4 Note Interest                                                             360,555.57
(vii)    Class B Note Interest                                                                82,327.82
(viii)   Class C Note Interest                                                                61,362.83
(ix)     Class D Note Interest                                                                18,732.42

(x)      Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                           3,093,579.14
         Class A-2 Principal Distribution Amount                                                     --
         Class A-3 Principal Distribution Amount                                                     --
         Class A-4 Principal Distribution Amount                                                     --
(xi)     Class B Base Principal Distribution Amount                                                  --
(xii)    Class C Base Principal Distribution Amount                                                  --
(xiii)   Class D Base Principal Distribution Amount                                                  --
(xv)     Class E Note Interest                                                                13,848.50
(xvi)    Class E Principal Distribution Amount                                                       --
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                               (0.00)
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)     Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                            1,751,034.78

Disbursements from Reserve Account:
         Interest earned on Reserve Account to Residual Holder                                 8,448.99

         Reviewed By:



         -----------------------------------------------------------------------
         E. ROGER GEBHART
         EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2000                                   1,208,021.34
     Investment earnings on amounts in Collection Account                                   9,025.50
     Payments due Collection Account from last 3 business days of Collection Period     1,127,771.20
     Additional contribution for terminated trade-ups and rebooked leases                  48,127.86
     Servicer Advance on current Determination Date                                     2,678,234.75
                                                                                        ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                    5,071,180.65
     Reserve Account balance                                                            1,751,034.78
                                                                                        ------------
     TOTAL AVAILABLE FUNDS                                                              6,822,215.43

Initial Unpaid Amounts inadvertantly deposited in Collection Account                              --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              6,822,215.43

Indemnity Payments paid inadvertantly deposited in Collection Account                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              6,822,215.43

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                 1,062,651.37
     Unreimbursed Servicer Advances paid                                                1,062,651.37
                                                                                        ------------
      Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,759,564.06

SERVICER FEES
     Servicer Fees due                                                                     63,402.62
     Servicer Fees paid                                                                    63,402.62
                                                                                        ------------
      Servicer Fees remaining unpaid                                                              --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,696,161.44

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,696,161.44

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
      Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        ------------
 REMAINING AVAILABLE FUNDS                                                              5,695,744.77

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                     75,000.00
                                                                                        ------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                        ------------
      Indenture Trustee Expenses unpaid                                                           --
 REMAINING AVAILABLE FUNDS                                                              5,695,744.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                37,173.28
     Class A-2 Note Interest                                               172,031.87
     Class A-3 Note Interest                                               105,098.57
     Class A-4 Note Interest                                               360,555.57
      Total Class A Interest due                                           674,859.29
                                                                       --------------
 REMAINING AVAILABLE FUNDS                                               5,020,885.48

CLASS B NOTE INTEREST
     Class B Note Interest due                                              82,327.82
     Class B Note Interest paid                                             82,327.82
                                                                       --------------
      Class B Note Interest remaining unpaid                                       --
                                                                       --------------
 REMAINING AVAILABLE FUNDS                                               4,938,557.66

CLASS C NOTE INTEREST
     Class C Note Interest due                                              61,362.83
     Class C Note Interest paid                                             61,362.83
                                                                       --------------
      Class C Note Interest remaining unpaid                                       --
                                                                       --------------
 REMAINING AVAILABLE FUNDS                                               4,877,194.83

CLASS D NOTE INTEREST
     Class D Note Interest due                                              18,732.42
     Class D Note Interest paid                                             18,732.42
                                                                       --------------
      Class D Note Interest remaining unpaid                                       --
                                                                       --------------
 REMAINING AVAILABLE FUNDS                                               4,858,462.41

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                      3,019,333.24
     Class A Note Principal Balance as of preceding Payment Date       120,647,662.76
                                                                       --------------
     Class A Base Principal Distribution Amount paid                     3,019,333.24
                                                                       --------------
      Class A Base Principal Distribution Amount remaining unpaid                  --
     Class A-1 Note Principal Balance as of preceding Payment Date       7,881,022.76
     Class A-1 Base Principal Distribution Amount paid                   3,019,333.24
                                                                       --------------
      Class A-1 Note Principal Balance after distribution                4,861,689.52
                                                                       --------------
     Remaining Class A Base Principal Distribution Amount                          --
                                                                       --------------
     Class A-2 Note Principal Balance as of preceding Payment Date      31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                             --
                                                                       --------------
      Class A-2 Note Principal Balance after distribution               31,956,385.00
     Remaining Class A Base Principal Distribution Amount                          --
                                                                       --------------
     Class A-3 Note Principal Balance as of preceding Payment Date      18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                             --
                                                                       --------------
      Class A-3 Note Principal Balance after distribution               18,823,624.00
     Remaining Class A Base Principal Distribution Amount                          --
                                                                       --------------
     Class A-4 Note Principal Balance as of preceding Payment Date      61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                             --
                                                                       --------------
      Class A-4 Note Principal Balance after distribution               61,986,631.00
REMAINING AVAILABLE FUNDS                                                1,839,129.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date            13,570,520.00
     Class B Base Principal Distribution due                                           --
     Class B Base Principal Distribution paid                                          --
                                                                            -------------
      Class B Base Principal Distribution remaining unpaid                             --
      Class B Note Principal Balance after distribution on Payment Date     13,570,520.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date             9,192,933.00
     Class C Base Principal Distribution due                                           --
     Class C Base Principal Distribution paid                                          --
                                                                            -------------
      Class C Base Principal Distribution remaining unpaid                             --
      Class C Note Principal Balance after distribution on Payment Date      9,192,933.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date             2,188,793.00
     Class D Base Principal Distribution due                                           --
     Class D Base Principal Distribution paid                                          --
                                                                            -------------
      Class D Base Principal Distribution remaining unpaid                             --
      Class D Note Principal Balance after distribution on Payment Date      2,188,793.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                   4,861,689.52
     Class A-1 Reallocated Principal Distribution                                      --
                                                                            -------------
      Class A-1 Note Principal Balance after Reallocation                    4,861,689.52
 Remaining Available Funds                                                   1,839,129.17
                                                                            -------------
     Class A-2 Note Principal Balance after Base Principal                  31,956,385.00
     Class A-2 Reallocated Principal Distribution                                      --
                                                                            -------------
      Class A-2 Note Principal Balance after Reallocation                   31,956,385.00
 Remaining Available Funds                                                   1,839,129.17
                                                                            -------------
     Class A-3 Note Principal Balance after Base Principal                  18,823,624.00
     Class A-3 Reallocated Principal Distribution                                      --
                                                                            -------------
      Class A-3 Note Principal Balance after Reallocation                   18,823,624.00
 Remaining Available Funds                                                   1,839,129.17
                                                                            -------------
     Class A-4 Note Principal Balance after Base Principal                  61,986,631.00
     Class A-4 Reallocated Principal Distribution                                      --
                                                                            -------------
      Class A-4 Note Principal Balance after Reallocation                   61,986,631.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                    13,570,520.00
     Class B Reallocated Principal Distribution paid                                   --
                                                                            -------------
      Class B Note Principal Balance after Reallocation                     13,570,520.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                     9,192,933.00
     Class C Reallocated Principal Distribution paid                                   --
                                                                            -------------
      Class C Note Principal Balance after Reallocation                      9,192,933.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                     2,188,793.00
     Class D Reallocated Principal Distribution paid                                   --
      Class D Note Principal Balance after Reallocation                      2,188,793.00
 REMAINING AVAILABLE FUNDS                                                   1,839,129.17

CLASS E NOTE INTEREST
     Class E Note Interest due                                                  13,848.50
     Class E Note Interest paid                                                 13,848.50
                                                                            -------------
      Class E Note Interest remaining unpaid                                           --
                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                   1,825,280.68

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date             2,363,897.00
     Class E Base Principal Distribution due                                           --
     Class E Base Principal Distribution paid                                          --
                                                                            -------------
      Class E Base Principal Distribution remaining unpaid                             --
      Class E Note Principal Balance after distribution on Payment Date      2,363,897.00
 REMAINING AVAILABLE FUNDS                                                   1,825,280.68

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                     2,363,897.00
     Class E Reallocated Principal Distribution paid                                   --
      Class E Note Principal Balance after Reallocation                      2,363,897.00
 REMAINING AVAILABLE FUNDS                                                   1,825,280.68

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal            4,861,689.52
     Class A-1 Supplemental Principal Distribution                              74,245.90
                                                                            -------------
      Class A-1 Note Principal Balance after Supplemental                    4,787,443.62
 Remaining Available Funds                                                   1,751,034.78
                                                                            -------------
     Class A-2 Note Principal Balance after Reallocated Principal           31,956,385.00
     Class A-2 Supplemental Principal Distribution                                     --
                                                                            -------------
      Class A-2 Note Principal Balance after Supplemental                   31,956,385.00
 Remaining Available Funds                                                   1,751,034.78
                                                                            -------------
     Class A-3 Note Principal Balance after Reallocated Principal           18,823,624.00
     Class A-3 Supplemental Principal Distribution                                     --
                                                                            -------------
      Class A-3 Note Principal Balance after Supplemental                   18,823,624.00
 Remaining Available Funds                                                   1,751,034.78
                                                                            -------------
     Class A-4 Note Principal Balance after Reallocated Principal           61,986,631.00
     Class A-4 Supplemental Principal Distribution                                     --
                                                                            -------------
      Class A-4 Note Principal Balance after Supplemental                   61,986,631.00
 REMAINING AVAILABLE FUNDS                                                   1,751,034.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal     13,570,520.00
     Class B Supplemental Principal Distribution paid                          --
                                                                    -------------
      Class B Note Principal Balance after Supplemental             13,570,520.00
 REMAINING AVAILABLE FUNDS                                           1,751,034.78

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal      9,192,933.00
     Class C Supplemental Principal Distribution paid                          --
                                                                    -------------
      Class C Note Principal Balance after Supplemental              9,192,933.00
 REMAINING AVAILABLE FUNDS                                           1,751,034.78

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal      2,188,793.00
     Class D Supplemental Principal Distribution paid                          --
                                                                    -------------
      Class D Note Principal Balance after Supplemental              2,188,793.00
 REMAINING AVAILABLE FUNDS                                           1,751,034.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal      2,363,897.00
     Class E Supplemental Principal Distribution paid                          --
                                                                    -------------
      Class E Note Principal Balance after Supplemental              2,363,897.00
 REMAINING AVAILABLE FUNDS                                           1,751,034.78

RESERVE FUND
     Required Reserve Fund Amount                                    1,751,034.78
     Reserve Account Balance, Ending                                 1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                   (0.00)
                                                                    -------------
 REMAINING AVAILABLE FUNDS                                                     --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                               --
     Remaining Indenture Trustee Expenses paid                                 --
                                                                    -------------
      Remaining Indenture Trustee Expenses unpaid                              --
 REMAINING AVAILABLE FUNDS                                                     --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       152,166,288.76
      ADCPB, end of Collection Period                                             149,072,709.62
                                                                                 ---------------
       Base Principal Amount                                                        3,093,579.14

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               3,035,453.74
      Servicing Advances collected during the current Collection Period             1,972,802.37
                                                                                 ---------------
       Unreimbursed Servicing Advances as of current Determination Date             1,062,651.37



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      152,166,288.76
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                 ---------------
      Servicer Fee due current period                                                  63,402.62
      Prior Servicer Fee arrearage                                                            --
                                                                                 ---------------
      Servicer Fee due                                                                 63,402.62


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                            416.67
      Prior Indenture Trustee Fee arrearage                                                   --
                                                                                 ---------------
      Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                          --
      Prior Indenture Trustee Expenses arrearage                                              --
                                                                                 ---------------
      Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                   --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                 ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                              --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

Current                   146,825,946.16              97.19%
31 - 60 days past due       2,325,514.25               1.54%
61 - 90 days past due         918,937.91               0.61%
91+ days past due           1,002,244.17               0.66%
                          --------------
                          151,072,642.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2000


GROSS CHARGE OFF

ADCPB of All Defaulted Contracts                         631,777.04
Less Recoveries                                           33,317.58
                                                     --------------
Total Charge Offs for the period                         598,459.46

End of Month ADCPB                                   149,072,709.62
Gross Charge Off Ratio (Total Charge Offs/ADCPB)               0.40%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                    Initial          of Period       Interest                     Interest
   Class            Balance           Balance          Rate      Interest Due       Paid
-----------     --------------     --------------    --------    ------------    ----------
    A-1          30,818,212.00       7,881,022.76      5.855%      37,173.28      37,173.28
    A-2          31,956,385.00      31,956,385.00      6.460%     172,031.87     172,031.87
    A-3          18,823,624.00      18,823,624.00      6.700%     105,098.57     105,098.57
    A-4          61,986,631.00      61,986,631.00      6.980%     360,555.57     360,555.57
-----------     --------------     --------------     ------      ----------     ----------
  Class A       143,584,852.00     120,647,662.76         --      674,859.29     674,859.29
-----------     --------------     --------------     ------      ----------     ----------
     B           13,570,520.00      13,570,520.00      7.280%      82,327.82      82,327.82
     C            9,192,933.00       9,192,933.00      8.010%      61,362.83      61,362.83
     D            2,188,793.00       2,188,793.00     10.270%      18,732.42      18,732.42
     E            2,363,897.00       2,363,897.00      7.030%      13,848.50      13,848.50
-----------     --------------     --------------     ------      ----------     ----------
Total Notes     170,900,995.00     147,963,805.76         --      851,130.86     851,130.86
-----------     --------------     --------------     ------      ----------     ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning         (Monthly)     (Reallocated) (Supplemental)    Total               End            Ending
                  of Period         Principal       Principal     Principal     Principal          of Period      Certificate
   Class           Balance            Paid            Paid           Paid          Paid              Balance         Factor
-----------     --------------     ------------   ------------- --------------  ------------     --------------   -----------
    A-1           7,881,022.76     3,019,333.24          0.00     74,245.90     3,093,579.14       4,787,443.62     0.1553446
    A-2          31,956,385.00             0.00          0.00          0.00             0.00      31,956,385.00     1.0000000
    A-3          18,823,624.00             0.00          0.00          0.00             0.00      18,823,624.00     1.0000000
    A-4          61,986,631.00             0.00          0.00          0.00             0.00      61,986,631.00     1.0000000
-----------     --------------     ------------     ---------     ---------     ------------     --------------
  Class A       120,647,662.76     3,019,333.24          0.00     74,245.90     3,093,579.14     117,554,083.62
-----------     --------------     ------------     ---------     ---------     ------------     --------------
     B           13,570,520.00             0.00          0.00          0.00             0.00      13,570,520.00     1.0000000
     C            9,192,933.00             0.00          0.00          0.00             0.00       9,192,933.00     1.0000000
     D            2,188,793.00             0.00          0.00          0.00             0.00       2,188,793.00     1.0000000
     E            2,363,897.00             0.00          0.00          0.00             0.00       2,363,897.00     1.0000000
-----------     --------------     ------------     ---------     ---------     ------------     --------------
Total Notes     147,963,805.76     3,019,333.24          0.00     74,245.90     3,093,579.14     144,870,226.62
-----------     --------------     ------------     ---------     ---------     ------------     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2000


PRINCIPAL PAYMENT CALCULATION

                               Investor        Investor      Investor                       Supplemental
              (defined)         Monthly       Reallocated  Supplemental       Total         Percentage
                Class          Principal       Principal     Principal       Principal      of Principal
  Class       Percentage        Amount          Amount        Amount          Amount         Allocated
---------     ----------      ------------    -----------  ------------    ------------     ------------
     A             82.00%     3,019,333.24          0.00     74,245.90     3,093,579.14          84.02%
     B              7.75%             0.00          0.00          0.00             0.00           7.94%
     C              5.25%             0.00          0.00          0.00             0.00           5.38%
     D              1.25%             0.00          0.00          0.00             0.00           1.28%
     E              1.35%             0.00          0.00          0.00             0.00           1.38%
---------     ----------      ------------     ---------     ---------     ------------     ----------
                              3,019,333.24          0.00     74,245.90     3,093,579.14         100.00%
                              ------------     ---------     ---------     ------------     ----------


FLOOR CALCULATION

                  Class           Floor Hit?         Floored
  Class           Floors            (Y/N)          Prin Amount
---------     -------------     -------------     -------------
     A                                                      N/A
     B                   --                No                --
     C                   --                No                --
     D                   --                No                --
     E                   --                No                --
---------     -------------     -------------     -------------


(Retained) Certificate Balance   4,202,483.00
Initial OC Percentage                    2.40%

Overcollateralization Balance (prior)            4,202,483.00
Overcollateralization Balance (current)          4,202,483.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,695,744.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2000


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment Interest required to be made
     under the terms of such Notes or the Indenture when due; and,                                                   No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
     Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date,
     the Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
     Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                      Event                                       Yes/No
    -------     -------------------------------------------------------------------------    ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required               No
    6.01(ii)    Failure to submit Monthly Statement                                            No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                            No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                  No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                             No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed within 60 days                                          No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement      No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


Available Amount to Note Holders:                                                                      $2,892,810.27

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)    Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account               $0.00
(ii)   Indemnity Payments paid inadvertently deposited in Collection Account                                   $0.00
(iii)  Aggregate of:
       (a) Unreimbursed Servicer Advances (Other than current Collection Period)                               $0.00
       (b) Servicer Fees from current and prior Collection Period                                         $78,605.30
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                           $416.67
(v)    Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                      $0.00

(vi)   Class A-1 through A-2 Note Interest on a pari passu basis:
       Class A-1 Note Interest                                                                           $577,354.17
       Class A-2 Note Interest                                                                           $795,389.00
(vii)  Class B Note Interest                                                                             $114,822.51

(viii) Class A Base Principal Distribution Amount
       Class A-1 Principal Distribution Amount                                                           $370,846.86
       Class A-2 Principal Distribution Amount                                                                 $0.00
(ix)   Class B Base Principal Distribution Amount                                                              $0.00
(x)    Supplemental Interest Reserve Account addition amount                                              $50,274.73
(xi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                           $0.00
(xii)  Excess to Trust Certificate Holder                                                                $905,101.03




       Reviewed By:



       -------------------------------------------------------------------------
       E. Roger Gebhart, Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2000                                     219,322.31
     Investment earnings on amounts in Collection Account                                     680.49
     Payments due Collection Account from last 3 business days of Collection Period     1,940,065.80
     Servicer Advance on current Determination Date                                       732,741.67
     Deposit from Reserve Account                                                               0.00
     Deposit from Letter of Credit Account                                                      0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                    2,892,810.27

Initial Unpaid Amounts inadvertently deposited in Collection Account                            0.00
 REMAINING AVAILABLE FUNDS                                                              2,892,810.27

Indemnity Payments paid inadvertently deposited in Collection Account                           0.00
 REMAINING AVAILABLE FUNDS                                                              2,892,810.27

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         0.00
     Unreimbursed Servicer Advances paid                                                        0.00
                                                                                        ------------
      Unreimbursed Servicer Advances remaining unpaid                                           0.00
 REMAINING AVAILABLE FUNDS                                                              2,892,810.27

SERVICER FEES
     Servicer Fees due                                                                     78,605.30
     Servicer Fees paid                                                                    78,605.30
                                                                                        ------------
      Servicer Fees remaining unpaid                                                            0.00
 REMAINING AVAILABLE FUNDS                                                              2,814,204.97

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  0.00
 REMAINING AVAILABLE FUNDS                                                              2,814,204.97

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
      Indenture Trustee Fee remaining unpaid                                                    0.00
 REMAINING AVAILABLE FUNDS                                                              2,813,788.30

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                       0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                             75,000.00
     Total Indenture Trustee Expenses paid                                                      0.00
                                                                                        ------------
      Indenture Trustee Expenses unpaid                                                         0.00
 REMAINING AVAILABLE FUNDS                                                              2,813,788.30

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                          577,354.17
     Class A-1 Note Interest paid                                                         577,354.17
                                                                                        ------------
      Class A-1 Interest remaining unpaid                                                       0.00
     Class A-2 Note Interest due                                                          795,389.00
     Class A-2 Note Interest paid                                                         795,389.00
                                                                                        ------------
      Class A-2 Interest remaining unpaid                                                       0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


REMAINING AVAILABLE FUNDS                                                      1,441,045.13

CLASS B NOTE INTEREST
     Class B Note Interest due                                                   114,822.51
     Class B Note Interest paid                                                  114,822.51
                                                                              -------------
      Class B Note Interest remaining unpaid                                           0.00
 REMAINING AVAILABLE FUNDS                                                     1,326,222.63


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date            75,000,000.00
     Class A-1 Base Principal Distribution due                                   370,846.86
     Class A-1 Base Principal Distribution Amount paid                           370,846.86
                                                                              -------------
      Class A-1 Base Principal Distribution remaining unpaid                           0.00
      Class A-1 Note Principal Balance after distribution on Payment Date     74,629,153.14

     Class A-2 Note Principal Balance as of preceding Payment Date            99,600,000.00
     Class A-2 Base Principal Distribution due                                         0.00
     Class A-2 Base Principal Distribution Amount paid                                 0.00
                                                                              -------------
      Class A-2 Base Principal Distribution remaining unpaid                           0.00
      Class A-2 Note Principal Balance after distribution on Payment Date     99,600,000.00
 REMAINING AVAILABLE FUNDS                                                       955,375.76

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date              14,052,729.00
     Class B Base Principal Distribution due                                           0.00
     Class B Base Principal Distribution paid                                          0.00
                                                                              -------------
      Class B Base Principal Distribution remaining unpaid                             0.00
      Class B Note Principal Balance after distribution on Payment Date       14,052,729.00
 REMAINING AVAILABLE FUNDS                                                       955,375.76

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                               50,274.73
 REMAINING AVAILABLE FUNDS                                                       905,101.03

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                       0.00
     Remaining Indenture Trustee Expenses paid                                         0.00
                                                                              -------------
      Remaining Indenture Trustee Expenses unpaid                                      0.00
 REMAINING AVAILABLE FUNDS                                                       905,101.03

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                       905,101.03

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                      4,433,337.05
      Plus: Earnings for Collection Period per Section 3.04(b)                                14,474.65
      Less: Withdrawal per Section 3.04(c)                                                           --
       Ending Reserve Account Balance                                                      4,447,811.70


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                       --
      Plus: Earnings for Collection Period                                                           --
      Plus: Additions from draws under Section 3.08(b)                                               --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                            --
       Ending Letter of Credit Account Balance                                                       --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)        50,274.73
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest             50,274.73
       Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                       --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                              --
      Plus: Additions (Up to 1% of Initial ADCPB)                                             50,274.73
      Plus: Earnings for Collection Period                                                           --
      Less: Required Distributions, To Collection Account                                            --
       Ending Supplemental Interest Reserve Account Balance                                   50,274.73

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       188,652,729.00
      ADCPB, end of Collection Period                                             188,281,882.14
                                                                                 ---------------
       Base Principal Amount                                                          370,846.86

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                       0.00
      Servicing Advances collected during the current Collection Period                     0.00
                                                                                 ---------------
       Unreimbursed Servicing Advances as of current Determination Date                     0.00


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      188,652,729.00
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                 ---------------
      Servicer Fee due current period                                                  78,605.30
      Prior Servicer Fee arrearage                                                            --
                                                                                 ---------------
      Servicer Fee due                                                                 78,605.30


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                            416.67
      Prior Indenture Trustee Fee arrearage                                                 0.00
                                                                                 ---------------
      Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                        0.00
      Prior Indenture Trustee Expenses arrearage                                            0.00
                                                                                 ---------------
      Total Indenture Trustee Expenses due                                                  0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                 0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                0.00
                                                                                 ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                            0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning
                  Initial        of Period    Interest     Current      Overdue
    Class         Balance         Balance       Rate    Interest Due    Interest
------------  --------------  --------------  --------  ------------  ------------
     A-1       75,000,000.00   75,000,000.00   7.490%     577,354.17          0.00
     A-2       99,600,000.00   99,600,000.00   7.770%     795,389.00          0.00
------------  --------------  --------------   -----    ------------  ------------
   Class A    174,600,000.00  174,600,000.00            1,372,743.17          0.00
------------  --------------  --------------   -----    ------------  ------------
      B        14,052,729.00   14,052,729.00   7.950%     114,822.51          0.00
------------  --------------  --------------   -----    ------------  ------------
 Total Notes  188,652,729.00  188,652,729.00            1,487,565.67          0.00
------------  --------------  --------------   -----    ------------  ------------


                  Total        Total
                Interest      Interest      Interest   7 days Interest
    Class          Due          Paid        Shortfall   4/11 to 4/18
------------  ------------  ------------  ------------ ---------------
     A-1        577,354.17    577,354.17          0.00   109,229.17
     A-2        795,389.00    795,389.00          0.00   150,479.00
------------  ------------  ------------  ------------   ----------
   Class A    1,372,743.17  1,372,743.17          0.00
------------  ------------  ------------  ------------   ----------
      B         114,822.51    114,822.51          0.00    21,723.18
------------  ------------  ------------  ------------   ----------
 Total Notes  1,487,565.67  1,487,565.67          0.00   281,431.34
------------  ------------  ------------  ------------   ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning       Current                      End           Ending
                  of Period      Principal    Principal     of Period      Certificate
    Class          Balance         Due          Paid         Balance         Factor
------------   --------------   ----------   ----------   --------------   ----------
     A-1        75,000,000.00   370,846.86   370,846.86    74,629,153.14   0.99505538
     A-2        99,600,000.00         0.00         0.00    99,600,000.00   1.00000000
------------   --------------   ----------   ----------   --------------   ----------
   Class A     174,600,000.00   370,846.86   370,846.86   174,229,153.14
------------   --------------   ----------   ----------   --------------   ----------
      B         14,052,729.00         0.00         0.00    14,052,729.00   1.00000000
------------   --------------   ----------   ----------   --------------   ----------
 Total Notes   188,652,729.00   370,846.86   370,846.86   188,281,882.14
------------   --------------   ----------   ----------   --------------   ----------

                         Beginning                 Base Principal     Principal
           Principal     of Period     Overdue      Distribution       Payment
            Percent       Balance     Principal        Amount          Amount
           ---------  --------------  ---------    --------------    ----------
Class A     100.00%   174,600,000.00     0.00       370,846.86       370,846.86
Class B       0.00%    14,052,729.00     0.00             0.00             0.00
            ------    --------------   ------       ----------       ----------


Base Principal Amount:              370,846.86
Gross Charge Off Event?                     No
Available Funds less Fees:        2,813,788.30

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                            Yes/No
                                                                                                                            ------
        a) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
           under the terms of such Notes or the Indenture when due; and,                                                      No
        b) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
           Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-
           1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                                                       No
        c) Failure on the part of the Trust duly to observe or perform in any material respect any other Covenants
           or Agreements.                                                                                                     No
        d) The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.                  No
        e) The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
           reorganization in a proceeding under any bankruptcy laws etc.                                                      No
        f) A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed,
           withdrawn, or dismissed within 60 days thereafter, etc.                                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                  Event                                       Yes/No
     --------- -------------------------------------------------------------------------   ------
      6.01(i)   Failure to make payment, deposit, transfer, or delivery required              No
      6.01(ii)  Failure to submit Monthly Statement                                           No
      6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents           No
      6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                 No
      6.01(v)   Servicer files a voluntary petition for bankruptcy                            No
      6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed within 60 days                                         No
      6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement     No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
Current                 188,281,882.14           100.00%
31 - 60 days past due             0.00             0.00%
61 - 90 days past due             0.00             0.00%
91+ days past due                 0.00             0.00%
                        --------------
                        188,281,882.14


PUTBACK SUMMARY
Defaults for Related Collection Period                              0.00
Total Defaulted Contracts                                           0.00
Recoveries from Reserve Account for Current Period                  0.00
 Total Recoveries from Reserve Account                              0.00
Net Remaining Defaulted                                             0.00
Recoveries from Source Recourse (Up to Available Source Recourse)
Recoveries from Draw on Letter of Credit Account


10% LIMITED RECOURSE AMOUNT
Beginning Amount available under 10% limited recourse                   19,238,909.32
Beginning % available under 10% limited recourse                              10.0000%
Current months buy backs under 10% limited recourse obligation                   0.00
Cumulative amount bought back under 10% limited recourse obligation              0.00
Cumulative % bought back under 10% limited recourse obligation                 0.0000%


LETTERS OF CREDIT
Beginning Value of the 2 Letters of Credit     20,000,000.00
Amount of step down in the Letters of Credit            0.00
Ending Value of the 2 Letters of Credit        20,000,000.00


                                                                                            (NO/YES)
                                                                                            --------
LETTER OF CREDIT DRAW EVENTS
    (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):     No

    (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
    Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)              No
    Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                             No

    (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:          No
         Deposit full amount of relevant LOC:
    Draw on Letters of Credit?                                                                  No

    If a draw on the letters of credit, amount deposited in Letter of Credit Account          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2000


GROSS CHARGE EVENT CALCULATION:               Result
                                              ------
     Defaulted Contracts Current Period
     Total Defaulted Contracts Prior Period    0.00%
     Total Initial ADCPB                       0.00%
                                              -----
     % Total Defaulted                         0.00%
     Maximum Allowed                          10.00%

Gross Charge Off Event:                                No